                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              __________________

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                          05/17/99


          The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


          New Jersey                                          Applied For
          ----------                                          -----------

          State or other            (Commission               (IRS Employer
          jurisdiction of           File Number)              ID Number)
          incorporation)


          2840 Morris Avenue, Union, New Jersey                       07083
          ---------------------------------------------               -----
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                                 908-686-2000
                                                               ------------


                                           n/a
          -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5         Other Events
                         ----------------------------------


   Attached herein as Annex A is a copy of the Monthly Statement sent to Class A
Certificate holders with respect to Remittance Date of:             05/17/99

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: /s/ Arthur Lyon
                                          -----------------------------
                                          Name:  Arthur Lyon
                                          Title:  Senior Vice President


Dated:          05/28/99

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE MAY 12, 1999 DETERMINATION DATE

1.   AVAILABLE FUNDS                                                                         $ 5,399,227.11


2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                    77,330,923.24

     (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                     5,820,607.10

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                                      83,151,530.34

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                              7

     (B)  DOLLARS                                                                                908,498.54


4.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                               31,876.78


5.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                                    210,159.02

5A.  RECOVERIES ON LIQUIDATED LOANS                                                                    0.00


6.   AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDERS                                                               997,867.11


7.   (A)  AMOUNT OF MONTHLY ADVANCE                                                                    0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                          2,300.97


8.   DELINQUENCY AND FORECLOSURE INFORMATION
     (SEE EXHIBIT K)

9.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                                                                    0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                                                           349,922.40
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                                                   0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                                                  2,134.30
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                                     352,056.70
                                                                                                                       4.20617324
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                                                            28,375.50
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                                                   0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                                                    173.03
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                                      28,548.53
                                                                                                                       4.53151270
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
            (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL                                       1,069,996.94
           (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                                            0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                                                        0.00
           (iv)  UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                                                     0.00
            (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                                                   0.00
           (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                                         0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                                0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                                     1,069,996.94
                                                                                                                      12.78371493
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL                                          80,537.40
           (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                                            0.00
          (iii)  SUBSTITUTION ADJUSTMENTS                                                         0.00
           (iv)  UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                                                     0.00
            (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                                                   0.00
            (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                                         0.00
           (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                                0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                                        80,537.40
                                                                                                                      12.78371429

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
           IN CASH AND FROM LIQUIDATION OF
           PERMITTED INSTRUMENTS                                                                                     3,448,477.90

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                                            0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                76,260,926.30
                                                                 911,12217802
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                 5,740,069.70
                                                                 911.12217460
     (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                     82,000,996.00
                                                                 911,12217778

13.  (A)  EXCESS SPREAD                                            257,964.95

     (B)  EXTRA INTEREST                                           268,253.70

     (C)  SPREAD ACCOUNT BALANCE                                 3,448,477.90

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                   3,468,565.27


14.  (A)  WEIGHTED AVERAGE MATURITY                                   212.166

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                       9.826%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                  97,918.67

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                99,733.57

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                    4,157.58


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:                               0.00
     (A)  SECTION  5.04 (b)

     (B)  SECTION  5.04 (c)                                              0.00

     (C)  SECTION  5.04 (d)(ii)                                     13,173.91

     (D)  SECTION  5.04 (e)                                              0.00

     (E)  SECTION  5.04 (f)                                        101,577.34


17.  (A)  CLASS A REMITTANCE RATE                                       5.430%

     (B)  CLASS B REMITTANCE RATE                                       5.850%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
               LOANS PURCHASED DURING THE PRIOR DUE PERIOD               0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
               SUCH DUE PERIOD                                           0.00


19.  OTHER INFORMATION AS REQUESTED

I, Arthur Lyon, Senior Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.




THE MONEY STORE INVESTMENT CORPORATION





BY:  _________________________________

                       ARTHUR LYON
                   SENIOR VICE PRESIDENT